UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) AUGUST 7, 2009

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	98-0535482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 THE WEST MALL, TORONTO, ONTARIO, CANADA	M9C 5K1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 905-863-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 9, 2009, Mike S. Zafirovski provided notice of his resignation as President and Chief Executive Officer of the Registrant and its principal operating subsidiary, Nortel Networks Limited (NNL) effective 11:59 p.m. on August 10, 2009. Mr. Zafirovski’s resignation is not as a result of any disagreement with the Registrant or NNL.

On August 9, 2009, Dennis J. Carey provided notice of his resignation as Executive Vice-President, Corporate Operations of the Registrant and NNL effective 11:59 p.m. on August 10, 2009. Mr. Carey’s resignation is not as a result of any disagreement with the Registrant or NNL.

On August 9, 2009, The Honorable James B. Hunt, Jr., The Honourable John P. Manley, Richard D. McCormick, Claude Mongeau, Harry J. Pearce and Mr. Zafirovski provided notice of their respective resignations from the boards of directors of the Registrant and NNL. The resignation of each of Messrs. Hunt, Manley, McCormick, Mongeau, Pearce and Zafirovski, effective 11:59 pm on August 10, 2009, is not as a result of any disagreement with the Registrant or NNL.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 7, 2009, the restated articles of incorporation of NNL were amended to (i) change the province in which its registered office is situated to the Province of Ontario and (ii) decrease the minimum number of directors of the Registrant from eight to three.

Item 2.02	Results of Operations and Financial Condition

On August 10, 2009 the Registrant issued a press release concerning it financial results for the second quarter of 2009. Such press release is attached hereto as Exhibit 99.1 and furnished in accordance with Item 2.02 of Form 8-K.

Item 8.01	Other Events

On August 10, 2009 the Registrant issued a press release announcing a number of leadership changes and a new organizational structure designed to work towards the completion of the sales of the company’s businesses and other restructuring activities. Such press release is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated August 10, 2009 (Nortel Reports Financial Results for the Second Quarter 2009).

99.2	Press Release dated August 10, 2009 (Nortel Announces Board of Directors, Management Team and Organizational Changes).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By:	/S/ GORDON A. DAVIES
Gordon A. Davies Chief Legal Officer and Corporate Secretary

By:	/S/ TRACY S.J. CONNELLY MCGILLEY
Tracy S.J. Connelly McGilley Assistant Secretary

Dated: August 10, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 10, 2009 (Nortel Reports Financial Results for the Second Quarter 2009)

99.2	Press Release dated August 10, 2009 (Nortel Announces Board of Directors, Management Team and Organizational Changes)